Form of Letter of Transmittal

ORMAT FUNDING CORP.
LETTER OF TRANSMITTAL

for

Tender of All Outstanding
8 ¼% Senior Secured Notes Due 2020
in Exchange for
8 ¼% Senior Secured Exchange Notes Due 2020
that Have Been Registered Under the
Securities Act of 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
MARCH 11, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE") TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to the Exchange Agent:
Union Bank of California, N.A.

By Mail:

120 South San Pedro Street
4th Floor
Los Angeles, California 90012
Attn: Corporate Trust Operations

By Registered or Certified Mail or Overnight Courier:

120 South San Pedro Street
4th Floor
Los Angeles, California 90012
Attn: Corporate Trust Operations

By Facsimile Transmission:

(for Eligible Institutions Only)
(213) 972-5695

Confirm by Telephone:

(213) 972-5669

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned hereby acknowledges receipt and review of the prospectus dated February 7, 2005 of Ormat Funding Corp, a Delaware corporation ("Ormat Funding"), and this Letter of Transmittal, which together describe the offer of Ormat Funding (the "exchange offer") to exchange Ormat Funding's 8 ¼% Senior Secured Notes Due 2020 (the "private notes") for a like principal amount of Ormat Funding's issued and outstanding

8 ¼% Senior Secured Exchange Notes Due 2020 (the "exchange notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the prospectus is a part. Certain terms used but not defined herein have the respective meanings given to them in the prospectus.

Ormat Funding reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term "expiration date" shall mean the latest date to which the exchange offer is extended. Ormat Funding shall give notice of any extension by giving oral, confirmed in writing, or written notice to the exchange agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

This Letter of Transmittal is to be used by a holder of private notes if original private notes, if available, are to be forwarded herewith or an agent's message (as defined in the prospectus) is to be used if delivery of private notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (the "book-entry transfer facility") pursuant to the procedures set forth in the prospectus under the caption "The Exchange Offer Procedures for Tendering Private Notes." Holders of private notes whose private notes are not immediately available, or who are unable to deliver their private notes and all other documents required by this Letter of Transmittal to the exchange agent on or prior to the expiration date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their private notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer Procedures for Tendering Private Notes — Guaranteed Delivery." See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent.

The term "holder" with respect to the exchange offer means any person in whose name private notes are registered on the books of Ormat Funding or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their private notes must complete this Letter of Transmittal in its entirety.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the private notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF PRIVATE NOTES TENDERED
Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on private notes. (Please fill in, if blank).	Private Note(s) Tendered
Principal Represented Tendered**	Principal Amount	Registered Numbers(s)*	Aggregate Amount by Note(s)

* Need not be completed by book entry holders
** Unless otherwise indicated, any tendering holder of private notes will be deemed to have tendered the entire aggregate principal amount represented by such private notes. All tenders will be accepted only in minimum denominations equal to $1,000 or integral multiples of $1,000 in excess thereof.

CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution: __________________________________________________________
Account Number: ____________________________________________________________________
Transaction Code Number: ____________________________________________________________

CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of registered holder(s) of private notes: ____________________________________________
Date of execution of Notice of Guaranteed Delivery: ________________________________________
Window ticket number (if available): ____________________________________________________
Name of eligible institution that guaranteed delivery:__________________________________________
Account number (if delivered by book-entry transfer): ________________________________________

CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name: ____________________________________________________________________________
Address: __________________________________________________________________________

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Ormat Funding for exchange the principal amount of private notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of private notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to Ormat Funding all right, title and interest in and to the private notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Ormat Funding in connection with the exchange offer) with respect to the tendered private notes with full power of substitution to:

•	deliver such private notes, or transfer ownership of such private notes on the account books maintained by the book-entry transfer facility, to Ormat Funding and deliver all accompanying evidences of transfer and authenticity, and

•	present such private notes for transfer on the books of Ormat Funding and receive all benefits and otherwise exercise all rights of beneficial ownership of such private notes,

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the private notes tendered hereby and to acquire the exchange notes issuable upon the exchange of such tendered private notes, and that Ormat Funding will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by Ormat Funding.

The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the exchange notes issued in exchange for the private notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased private notes exchanged for such exchange notes directly from Ormat Funding to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such exchange notes. The undersigned specifically represent(s) to Ormat Funding that:

•	any exchange notes the undersigned receives will be acquired in the ordinary course of business,

•	the undersigned is not engaged in, and do not intend to engage in, and the undersigned has no arrangement or understanding with any person to participate, in the distribution of the exchange notes, and

•	the undersigned is not an affiliate of Ormat Funding's or a broker-dealer tendering private notes acquired directly from Ormat Funding.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for private notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such exchange notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the exchange notes:

•	the undersigned cannot rely on the interpretations of the staff of the SEC in the no-action letters issued to other issuers in exchange offers like Ormat Funding's, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction which may be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K; and

•	a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration agreement (including certain indemnification rights and obligations).

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Ormat Funding to be necessary or desirable to complete the exchange, assignment and transfer of the private notes tendered hereby, including the transfer of such private notes on the account books maintained by the book-entry transfer facility.

For purposes of the exchange offer, Ormat Funding shall be deemed to have accepted for exchange validly tendered private notes when, as and if Ormat Funding gives oral or written notice thereof to the exchange agent. Any tendered private notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered private notes by Ormat Funding pursuant to the procedures described under the caption "The Exchange Offer — Procedures for Tendering Private Notes" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Ormat Funding upon the terms and subject to the conditions of the exchange offer.

Unless otherwise indicated under "Special Issuance Instructions," please issue the exchange notes issued in exchange for the private notes accepted for exchange, and return any private notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the exchange notes issued in exchange for the private notes accepted for exchange and any private notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the exchange notes issued in exchange for the private notes accepted for exchange in the name(s) of, and return any private notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that Ormat Funding has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any private notes from the name of the registered holder(s) thereof if Ormat Funding does not accept for exchange any of the private notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY (i) if private notes in a principal amount not tendered, or exchange notes issued in exchange for private notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if private notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the book-entry transfer facility other than the account indicated above.

Issue exchange notes and/or private notes to:

Name:  ________________________________________________________________________

(Please Print or Type)

Address:  ______________________________________________________________________

(Include Zip Code)

(Tax Identification or Social Security Number)

Credit unexchanged private notes delivered by book-entry transfer to the book-entry transfer facility set forth below:

Book-entry transfer facility account number:

(Complete Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5 and 6)

To be completed ONLY if private notes in a principal amount not tendered, or exchange notes issued in exchange for private notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver exchange notes and/or private notes to:

Name:  ______________________________________________________________________

(Please Print or Type)

Address:  ______________________________________________________________________

(Include Zip Code)

(Tax Identification Number or Social Security Number)

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT PRIVATE NOTES
ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

X  ____________________________________________________________________

X  ____________________________________________________________________

(Signature(s) of Registered Holder(s) of Private Notes)

Date:__________________ 200_

(The above lines must be signed by the registered holder(s) of private notes as name(s) appear(s) on the private notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If private notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Ormat Funding, submit evidence satisfactory to Ormat Funding of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name:  ________________________________________________________________

(Please Type or Print)

Capacity:  __________________________________________________________________

Address:  __________________________________________________________________

(Including Zip Code)

Area Code and Telephone Number:  ______________________________________________

SIGNATURE GUARANTEE (If Required by Instruction 5)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution:  ______________________________________

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Date:______________, 200___

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1.    Delivery of this Letter of Transmittal and Private Notes or Book-Entry Confirmations.    All physically delivered private notes or any confirmation of a book-entry transfer to the exchange agent's account at the book-entry transfer facility of private notes tendered by book-entry transfer (a "book-entry confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent's message (as defined in the prospectus), and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the expiration date. The method of delivery of the tendered private notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or private notes should be sent to Ormat Funding.

2.    Guaranteed Delivery Procedures.    Holders who wish to tender their private notes and whose private notes are not immediately available or who cannot deliver their private notes, this Letter of Transmittal or any other documents required hereby to the exchange agent prior to the expiration date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an agent's message (as defined in the Prospectus), must tender their private notes according to the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures:

•	such tender must be made by or through an "eligible guarantor institution" within the meaning of Rule l7Ad-l5 under the Exchange Act (an "eligible institution");

•	on or prior to the expiration date of the exchange offer, the exchange agent must have received from the eligible institution a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery to the exchange agent) setting forth the name and address of the holder of the private notes, the registered number(s) of such private notes and the total principal amount of private notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof), properly completed and validly executed, together with the certificates representing private notes, or a book-entry confirmation, and any other documents required hereby, must be deposited by the eligible institution with the exchange agent; and

•	the exchange agent must have received this Letter of Transmittal, properly completed and validly executed (or facsimile hereof) with any required signature guarantees, together with certificates for all private notes in proper form for transfer, or a book-entry confirmation, and any other required documents, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

Any holder of private notes who wishes to tender private notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the expiration date. Upon request of the exchange agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their private notes according to the guaranteed delivery procedures set forth above.

See "The Exchange Offer—Procedures for Tendering Private Notes—Guaranteed Delivery" section of the prospectus.

3.    Tender by Holder. Only a holder of private notes may tender such private notes in the exchange offer. Any beneficial holder of private notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his private notes, either make appropriate arrangements to register ownership of the private notes in such holder's name or obtain a properly completed bond power from the registered holder.

4.    Partial Tenders.    Tenders of private notes will be accepted only in minimum denominations equal to $1,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any private notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Private Notes Tendered" above. The entire principal amount of private notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all private notes is not tendered, then private notes for the principal amount of private notes not tendered and exchange notes issued in exchange for any private notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the exchange notes are accepted for exchange.

5.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the private notes tendered hereby, the signature must correspond with the name(s) as written on the face of the private notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the private notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of private notes listed and tendered hereby and the exchange notes issued in exchange therefor are to be issued (or any untendered principal amount of private notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered private notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the private notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any private notes listed, such private notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the private notes.

If this Letter of Transmittal (or facsimile hereof) or any private notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Ormat Funding, evidence satisfactory to Ormat Funding of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on private notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the private notes tendered herein (or by a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the tendered private notes) or if any private notes for principal amounts not tendered are to be issued directly to the holder, or, if tendered by a participant, or one of the book-entry transfer facilities, any private notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at such book-entry transfer facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed; or

•	such private notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

6.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which exchange notes or substitute private notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.    Transfer Taxes.    Ormat Funding will pay all transfer taxes, if any, applicable to the exchange of private notes pursuant to the exchange offer. If, however, exchange notes or private notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the private notes tendered hereby, or if tendered private notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of private notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

8.    Tax Identification Number.    Federal income tax law requires that a holder of any private notes that are accepted for exchange must provide Ormat Funding (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If Ormat Funding is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that:

•	the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends; or

•	the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the private notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

Ormat Funding reserves the right in its sole discretion to take whatever steps are necessary to comply with Ormat Funding's obligations regarding backup withholding.

9.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered private notes will be determined by Ormat Funding in its sole discretion, which determination will be final and binding. Ormat Funding reserves the absolute right to reject any and all private notes not properly tendered or any private notes the acceptance of which would, m the opinion of Ormat Funding or its counsel, be unlawful. Ormat Funding also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular private notes. The interpretation of the terms and conditions by Ormat Funding of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of private notes must be cured within such time as Ormat Funding shall determine. Neither Ormat Funding, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of private notes nor shall any of them incur any liability for failure to give such information.

10.    Waiver of Conditions.     Ormat Funding reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the prospectus.

11.    No Conditional Tender.    No alternative, conditional, irregular or contingent tender of private notes or transmittal of this Letter of Transmittal will be accepted.

12.    Mutilated, Lost, Stolen or Destroyed Private Notes.     Any holder whose private notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

13.    Requests for Assistance or Additional Copies.     Requests for assistance or for additional copies of the prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

14.    Withdrawal.     Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

IMPORTANT:   THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE PRIVATE NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE Form W-9 United States Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	____________________________ Social Security Number(s) or ____________________________ Employer Identification Number
Payer's Request For Taxpayer Identification Number ("TIN")	Part 2 — Certification — Under penalties of perjury, I certify that:

(1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

	(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.	Part 3 — Awaiting TIN €
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
SIGNATURE ______________________________________________ DATE ________________, 200_
NAME (Please Print) ________________________________________

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 31% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature ______________________________________________   Date ________________, 200_

Name (Please Print)   ______________________________________

CERTIFICATE FOR FOREIGN RECORD HOLDERS